UCV, L.P.,
                        a California limited partnership

               FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

      This FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (the "First Amendment") is entered into to be effective as of February 27, 2001 (the "First Amendment Date"), by and between:

(a) UCVGP, INC., a California corporation ("UCVGP"), as the withdrawing Managing General Partner;

(b) UCVNV, INC., a Nevada corporation ("UCVNV"), as the substitute Managing General Partner admitted to replace UCVGP;

(c) BRANDY PROPERTIES, INC., a Missouri corporation ("BPI"), as the withdrawing General Partner;

(d) PAS MANAGEMENT, INC., a Nevada corporation ("PAS"), as a substitute General Partner admitted to replace BPI;

(e) SPORTS ARENAS PROPERTIES, INC., a California corporation ("SAPI"), as an original Limited Partner holding Units; and

(f) PATRICIA A. SHENKER, a married woman as her sole and separate property ("Shenker"), as an original Limited Partner holding Units all of whom desire to amend the existing AGREEMENT OF LIMITED PARTNERSHIP (the "Original Instrument") of UCV, L.P., a California limited partnership (the "Partnership") dated to be effective as of June 9, 1994 as follows:


1.    Rules of Construction

     1.1 Certain words and phrases in this First Amendment have their initial letters capitalized (each a "Capitalized Term"). If the definition of a Capitalized Term appears in the Original Instrument, such definition shall apply to the Capitalized Term in this First Amendment unless a different definition for such Capitalized Term is provided in this First Amendment, in which case the definition provided in this First Amendment shall control. As set forth in Exhibit A to the Original Instrument, the terms "Agreement", "Partnership Agreement" and "Limited Partnership Agreement" shall include the Original Instrument as amended by this First Amendment.

     1.2 If any term or provision of this First Amendment conflicts with any term or provision of the Original Instrument, this First Amendment shall control.

     1.3 Except as otherwise modified by this First Amendment, each term and provision of the Original Instrument shall remain in full force and effect and is hereby ratified and confirmed by the Partners.


2.    Recitals

  2.1   As of the First Amendment Date:

          (a) the Partnership is intending to borrow money from CDC MORTGAGE CAPITAL INC., a New York corporation ("CDC");

          (b) to secure such borrowing, the Partnership intends to grant real and personal property security interests to CDC; and

          (c) the Partnership and CDC were negotiating the terms and provisions of a certain draft LOAN AGREEMENT dated February 14, 2001, a copy of which is attached hereto as Exhibit 2.2 (the "Draft Loan Agreement"), and other documents to evidence the Partnership's rights and obligations in connection with such borrowing.

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

  2.2 This First Amendment is intended to evidence, among other things:

          (a) UCVGP's assignment of its interest in the Partnership to UCVNV, UCVNV's admission as a substitute Managing General Partner and UCVGP's withdrawal as a Managing General Partner;

          (b) BPI's assignment of its interest in the Partnership to PAS, PAS's admission as a substitute General Partner and BPI's withdrawal as a General Partner; and

          (c) the adoption of various rights, privileges, preferences and limitations required by CDC to facilitate its proposed extension of credit to the Partnership.


3.    Substitution of UCVNV for UCVGP
      -------------------------------
     3.1 Immediately prior to the First Amendment Date, UCVGP assigned all of its Partnership Interest and all of its interest in Partnership Allocations to UCVNV in accordance with this Partnership Agreement and with the consent of all Partners.

     3.2 Effective as of the First Amendment Date, UCVGP shall be deemed to have withdrawn from the Partnership and UCVNV shall be deemed to have been admitted as a substitute Managing General Partner in the place and stead of UCVGP, all with the consent of all Partners.

4.    Substitution of PAS for BPI
      ---------------------------
     4.1 Immediately prior to the First Amendment Date, BPI assigned all of its Partnership Interest and all of its interest in Partnership Allocations to PAS in accordance with this Partnership Agreement and with the consent of all Partners.

     4.2 Effective as of the First Amendment Date, BPI shall be deemed to have withdrawn from the Partnership and PAS shall be deemed to have been admitted as a substitute General Partner in the place and stead of BPI, all with the consent of all Partners.


5.    Special Purpose Bankruptcy Remote Entity Provisions

     5.1 For purposes of this Article 4 of this First Amendment only, in addition to other Capitalized Terms set forth in the Partnership Agreement, Capitalized Terms that are defined in the Draft Loan Agreement shall have the same respective meanings herein as set forth in the Draft Loan Agreement. If a Capitalized Term is defined in both this Partnership Agreement and the Draft Loan Agreement, the definition set forth in the Draft Loan Agreement shall control.

     5.2 This Article 4 of this First Amendment shall be automatically void and without force or effect unless the Partnership consummates the transaction contemplated under the Draft Loan Agreement on or before March 15, 2001.

     5.3 Notwithstanding any other provisions of this Partnership Agreement, the General Partners and the Partnership shall take all actions necessary to cause the Partnership and General Partners to comply with, and will refrain from taking any actions in violation of, the defined term "Special Purpose Bankruptcy Remote Entity." Any substitute General Partner permitted under this Agreement shall be required to comply with this Article 4 of this First Amendment. As used in this Agreement, a "Special Purpose Bankruptcy Remote Entity" means a corporation, limited partnership or limited liability company which at all times since the First Amendment Date and at all times thereafter:

     (a) was and will be organized solely for the purpose of: (1) owning the Property which is subject to any lien or security interest securing the Debt; or (2) acting as a general partner of the limited partnership that owns the Property or member of the limited liability company that owns the Property;

     (b) has not engaged and will not engage in any business unrelated to: (1) the ownership of the Property; (2) acting as general partner of the limited partnership that owns the Property; or (3) acting as a member of the limited liability company that owns the Property, as applicable;

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

     (c) has not had and will not have any assets other than those related to the Property or its partnership or member interest in the limited partnership or limited liability company that owns the Property, as applicable;

     (d) has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale (except as expressly permitted by the Loan Agreement), transfer of partnership or membership interests or the like, or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement, as applicable (except with respect to the admission of PAS as a substitute General Partner for BPI in the Partnership);

     (e) if such entity is a limited partnership, has and will have, as its only general partners, Special Purpose Bankruptcy Remote Entities that are corporations;

     (f) if such entity is a corporation, has and will have at least one Independent Director (as hereinafter defined), and has not caused or allowed and will not cause or allow the board of directors of such entity to take any action requiring the unanimous affirmative vote of 100% of the members of its board of directors unless all of the directors and all Independent Directors shall have participated in such vote (the Capitalized Term "Independent Director" shall mean for purposes of this Article 4 only an individual selected by the Corporation and reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment as a director, does not thereafter become and shall not have been at any time during the preceding five years: (1) a shareholder/partner/member of, or an officer or employee of the Corporation or any of its shareholders, subsidiaries or Affiliates; (2) a director of any shareholder, subsidiary or Affiliate of the Corporation other than the General Partner; (3) a customer of, or supplier to, the Corporation or any of its shareholders, subsidiaries or Affiliates; (4) a Person who Controls any such shareholder, supplier or customer; or (e) a member
          of      the       immediate       family       of       any       such
          shareholder/director/partner/member, officer, employee, supplier or customer or of any other director of the General Partner);

     (g) if such entity is a limited liability company, has and will have as its least one member that has been and will be a Special Purpose Bankruptcy Remote Entity that has been and will be a corporation and such corporation is the managing member of such limited liability company;

     (h) if such entity is a limited liability company, has and will have articles of organization, a certificate of formation and/or an operating agreement, as applicable, providing that: (1) such entity will dissolve only upon the bankruptcy of the managing member; (2) the vote of a majority-in-interest of the remaining members is sufficient to continue the life of the limited liability company in the event of such bankruptcy of the managing member; and (3) if the vote of a majority-in-interest of the remaining members to continue the life of the limited liability company following the bankruptcy of the managing member is not obtained, the limited liability company may not liquidate the Property without the consent of the applicable Rating Agencies for as long as the Loan is outstanding;

     (i) has not, and without the unanimous consent of all of its partners, directors or members (including all Independent Directors), as applicable, will not, with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest: (1) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (2) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or for all or any portion of such entity's properties; (3) make any assignment for the benefit of such entity's creditors; or (4) take any action that might cause such entity to become insolvent;

     (j) has remained and will remain solvent and has maintained and will maintain adequate capital in light of its contemplated business operations;

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

     (k) has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

     (l) has maintained and will maintain its accounts, books and records separate from any other Person and will file its own tax returns;

     (m) has maintained and will maintain its books, records, resolutions and agreements as official records;

     (n) has not commingled and will not commingle its funds or assets with those of any other Person;

     (o)  has held and will hold its assets in its own name;

     (p)  has conducted and will conduct its business in its name;

     (q) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other Person;

     (r) has paid and will pay its own liabilities, including the salaries of its own employees, out of its own funds and assets;

     (s) has observed and will observe all partnership, corporate or limited liability company formalities, as applicable;

     (t) has maintained and will maintain an arm's-length relationship with its Affiliates;

     (u) if such entity owns the Property, has and will have no indebtedness other than the Loan and unsecured trade payables in the ordinary course of business relating to the ownership and operation of Property which:

          (1) do not exceed, at any time, a maximum amount of one percent (1%) of the original amount of the Principal and are paid within thirty (30) days of the date incurred;

          (2) if such entity acts as the general partner of a limited partnership which owns the Property, has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as general partner of the limited partnership which owns the Property which do not exceed, at any time, $10,000.00 and are paid within thirty (30) days of the date incurred; or

          (3) if such entity acts as a managing member of a limited liability company which owns the Property, has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as a member of the limited liability company which owns the Property which do not exceed, at any time, $10,000.00 and are paid within thirty (30) days of the date incurred;

     (v) has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the Loan;

     (w) has not and will not acquire obligations or securities of its partners, members or shareholders;

     (x) has allocated and will allocate fairly and reasonably shared expenses, including shared office space, and uses separate stationery, invoices and checks;

     (y) except in connection with the Loan, has not pledged and will not pledge its assets for the benefit of any other Person;

     (z) has held itself out and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person;

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

     (aa) has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

     (bb) has not made and will not make loans to any Person;

     (cc) has not identified and will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it;

     (dd) has not entered into or been a party to, and will not enter into or be a party to, any transaction with its partners, members, shareholders or Affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party;

     (ee) has and will have no obligation to indemnify its partners, officers, directors or members, as the case may be, or has such an obligation that is fully subordinated to the Debt and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation; and

     (ff) will consider the interests of its creditors in connection with all corporate, partnership or limited liability actions, as applicable.

     5.4 Notwithstanding any other provisions of this Agreement, so long as the Loan is outstanding, neither the Partnership nor the General Partners shall permit any Transfer other than a Permitted Transfer.


6.    Consent to Counsel Representation

     In negotiating and preparing this First Amendment, DION-KINDEM & CROCKETT ("D-K&C") represented Shenker, BPI and PAS and CRAMER & EGAN, A Professional Corporation ("C&E") represented SAPI, UCVGP and UCVNV. Currently and in the past both D-K&C and C&E have served as special and limited counsel to the Partnership, the Partners or their Affiliates and may represent the Partnership, any of the Partners or any Affiliate thereof in the future. Some or all of these clients have interests which actually or potentially conflict with the interests of the others. By executing and delivering this First Amendment, each Partner:
(a) acknowledges D-K&C and C&E have advised such Partner of the relevant circumstances and the reasonably foreseeable adverse consequences of such current and prior multiple client representation; and (b) grants such Partner's informed written consent after disclosure to D-K&C's and C&E's representation of their respective Partner clients in connection with this First Amendment, the Partnership and its business.

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

     This FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP is executed to be effective as of the First Amendment Date set forth above.


SUBSTITUTED GENERAL PARTNERS:
----------------------------

UCVNV:                         UCVNV, INC., a Nevada corporation


                               BY: /s/HAROLD S ELKAN
                                   -------------------------
                                    Harold S. Elkan, President

PAS:                           PAS MANAGEMENT, INC., a Nevada corporation


                               BY:  /S/ PATRICIA A. SHENKER
                                   -----------------------------
                                    Patricia A. Shenker, President


WITHDRAWING GENERAL PARTNERS

UCVGP:                         UCVGP, INC., a California corporation


                               BY:  /S/ HAROLD S. ELKAN
                                   ------------------------------
                                    Harold S. Elkan, President

BPI:                           BRANDY PROPERTIES, INC., a Missouri corporation


                               BY:  /S/ PATRICIA A. SHENKER
                                   ----------------------------
                                    Patricia A. Shenker, President

LIMITED PARTNERS:

SAPI:                          SPORTS ARENAS PROPERTIES, INC., a California
                                         corporation


                               BY:  /S/ HAROLD S. ELKAN
                                   ------------------------------
                                    Harold S. Elkan, President


Shenker:                       /S/ PATRICIA A. SHENKER
                                   -------------------------
                               PATRICIA A. SHENKER, a married woman
                                    as her sole and separate
                                    property

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